                                                           Capital

                                                      Appreciation   [LOGO]

                                                             Trust





                              [PHOTOS APPEAR HERE]


                       The Intelligent Creation of Wealth









                               Semiannual Report

                     (Unaudited) and Investment Performance
                     Review for the Six-Month Period Ended
                               February 28, 2002


                        [HERITAGE FAMILY OF FUNDS LOGO]

                                                                  April 4, 2002

Dear Fellow Shareholders,

I am pleased to provide you with the semiannual report for the Heritage Capital Appreciation Trust (the "Fund") for the six-month period ended February 28, 2002. For this period, the Fund's Class A shares returned -3.35%* compared to the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") return of +1.67% for the same period.

In my last letter to you, I reported that for the fiscal year ended August 31, 2001, our Fund, while outperforming the S&P 500, declined in volume along with the general equity market. The first month of the 2002 fiscal year for the Fund (September 2001) got off to a poor start due to a downturn in the travel and entertainment industries caused by the events of September 11. In the ensuing months, the realization that the terrorist acts would not cripple the economy; the aggressive cuts in interest rates by the Federal Reserve Board; and the general feeling that the market had bottomed out renewed investor optimism and buoyed the markets. January and February 2002 have been volatile months for the market as well as the Fund. Nevertheless, it is during these times that the skills of Herb Ehlers, with over 33 years of investment experience, give me a great deal of confidence that he will be able to navigate our Fund through these uncertain times. The table below provides the long-term performance results for your Fund through February 28, 2002.

                        Average Annual Total Return **

   Ended February 28, 2002 One Yr. Three Yr. Five Yr. Ten Yr. Life of Class**
   ----------------------- ------- --------- -------- ------- ---------------
           Class A         -17.07%  +1.84%   +14.16%  +13.61%     +12.84%
           Class B         -17.00%  +1.86%     N/A      N/A        +9.07%
           Class C         -13.55%  +2.82%   +14.56%    N/A       +15.89%

In the letter that follows, Herb Ehlers, portfolio manager for the Heritage Capital Appreciation Trust, comments in further detail on the performance of your Fund. I hope you find his remarks helpful in understanding how your Fund's investment portfolio is managed.

On behalf of Heritage, I thank you for your continuing support of the Heritage Capital Appreciation Trust. Please call your financial advisor or Heritage at
(800) 421-4184 if you have any questions.

                                          Sincerely,

                                          /s/ Richard K. Riess
                                          Richard K. Riess
                                          President

--------
Past performance does not guarantee future results. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
* These returns are calculated without the imposition of front-end or contingent deferred sales charges.
** Total returns are annualized and include the effect of reinvesting dividends. Performance numbers reflect the current maximum front-end sales load for Class A shares of 4.75%. These numbers also reflect a contingent deferred sales charge (CDSC) on Class B shares of 5% on redemptions made within the first year of purchase, declining to 0% over six years. A 1% CDSC for Class C shares is charged on redemptions made within 12 months of purchase. Class A, B and C shares were first offered on December 12, 1985, January 2, 1998 and April 3, 1995, respectively.

                                                                 April 12, 2002

Dear Fellow Shareholders:

First on a personal note, you should know that I am the largest shareholder in the Heritage Capital Appreciation Trust ("HCAT" or our "Fund"), and I have personally purchased HCAT shares on eleven separate days during the past seven months. Clearly, I am a believer in the outstanding companies in our portfolio, especially at the valuations which "Mr. Market" is placing on them. Indeed, this is one portfolio manager who eats his own cooking!

Even though this is a report for the six months ended February 28, 2002, I thought you'd also be interested in the calendar year results since, as in so many things in life, annual results are usually measured on a calendar year basis (i.e. the time it takes for the earth to revolve around the sun with a starting date of January 1). For the calendar year ended December 31, 2001, our Fund's Class A shares declined 8.14%* compared to a 11.88% decline for the Standard & Poor's 500 Composite Stock Price Index ("S&P 500")**, and a 20.42% decline for the Russell 1000 Growth Index ("R1000G")**, a style index against which most growth funds are measured. So our Fund outperformed both the S&P 500 and the R1000G, which is a sliver of good news. Unfortunately, an 8.1% decline is not a particularly attractive return.

For the six-month semi-annual period represented by this report (ending February 28, 2002), the Class A shares of our Fund declined 3.35%* compared to a decline of 1.67% for the S&P 500. For the twelve months ended February 28, 2002, the Class A shares of our Fund were down 12.93%* compared to a decline of 9.51% for the S&P 500. The results for the five years ended February 28, 2002 are much better. The Class A shares of our Fund had an average annual return of 15.28%* compared to 8.45% for the S&P 500. In summary, even though our results were down for the past year, our longer-term results were excellent. As I have mentioned in prior shareholder letters, investing is a marathon, not a sprint. Performance plays out over very long periods of time. As we look at the specifics, we should keep in mind that how we feel about the performance results will depend on such factors as a) the time period, b) comparisons to our competitors, c) Morningstar ranking and d) the market in general.

Harrah's Entertainment, Inc. is our Fund's largest holding with 775,000 shares representing 8.3% of our portfolio. As an example of our investment process I thought it would be helpful to focus this shareholder letter on Harrah's and the reasons we own the stock. Of course, not all of our investments will be as successful as our investment to date in Harrah's.

We first started buying Harrah's in December 1999 at $24 per share and continued buying it for each of the next three months as the stock steadily declined to $17 per share. Our average cost worked out to $20.51 per share. Since March 2000, the market has embraced the Harrah's story and the stock appreciated from a low of roughly $17 to its most recent high of $45. With an investment that has played out as well as Harrah's, the question we often ask ourselves is: "Should we now sell the stock?" We arrive at an answer to this "when to sell" decision in much the same way as we arrived at our "when to buy" decision: by evaluating the company against our investment criteria. While Harrah's share price has certainly closed some of the discount to its intrinsic value that we identified in early 2000, we believe the long-term growth characteristics of this business and the Harrah's franchise remain intact and should continue to provide excellent returns in the future. While we still view Harrah's as trading at a discount to its intrinsic value, it is important to note that even if the valuation gap substantially closes, Harrah's can remain a viable investment so long as the long-term growth characteristics of the business remain.
--------
* These returns are calculated without the imposition of front-end or contingent deferred sales charges. Past performance does not guarantee future results. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
** The S&P 500 is an unmanaged index of 500 widely held stocks. The Russell
   1000 Index measures the performance of the 1000 largest companies in the Russell 3000 Index. Keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance.

To recap our investment thesis on Harrah's, we were drawn to this gaming company's diversification strategy and sophisticated customer relationship management system. Harrah's derives over half of its earnings from riverboat gaming markets - places like Joliet, IL and Lake Charles, LA - where gambling was legalized and limited by state law in the early 1990s. The result in most of these gaming jurisdictions were markets with fixed (by law) supply, and growing demand; inherently a favorable economic situation for the casino operators. Harrah's overlaid a unique (to the gaming industry) customer relationship management system, Harrah's Total Rewards, across this diversified casino base, allowing it to leverage its national brand and gain synergies across an otherwise independent collection of properties. This system, which Harrah's patented, allowed the company to develop a rich database of its customers' habits which in turn allows Harrah's to determine the potential gaming worth of a customer and appropriately market to that person. Harrah's has determined that if it captures just 1% more of its existing customer's gaming budget, that incremental win will add over $40 million of Earnings Before Income Tax, Depreciation and Amortization (EBITDA) annually, or grow earnings roughly 10%. With Harrah's currently receiving only 42% of its customers' gaming budget, there exists ample room for improvement. The results of this strategy have been impressive as Harrah's is the only major gaming company to consistently grow same-store-sales and the company boasts double the average return on invested capital in the gaming industry.

While Harrah's continues to execute this same-store-sales growth strategy, the company augments its growth through selective acquisitions and smaller expansion projects at many of its properties. Harrah's most recent acquisition was Harvey's Casino Resorts for $675 million in July 2001 and is illustrative of Harrah's strategy. Harvey's consists of 4 casinos in smaller markets: one in Lake Tahoe, two in Council Bluffs, Iowa and a small casino in Central City, Colorado. Acquiring Harvey's allowed Harrah's to enter into a new market (Iowa) and begin developing customers into its Total Rewards system. Additionally, Harrah's now has over 50% market share in the Lake Tahoe market and can leverage the cost savings of operating the two largest casinos in that market. Further augmenting Harrah's growth has been several small expansions at existing properties. The improvements generally consist of added amenities like hotels, restaurants or expanded gaming space. The projects typically cost under $100 million and have been generating first year returns exceeding 20%. Looking across Harrah's 25 casinos, there is significant opportunity for this type of expansion that can further the company's growth for many years to come.

With its best-in-class same-store-sales growth and the ability to drive further earnings growth through expansion and selective acquisition, we remain confident in Harrah's ability to provide sustainable growth. While Harrah's stock has certainly closed some of its valuation discount, we estimate that Harrah's is trading below 7 times 2003 enterprise value to EBITDA. This is still at the lower end of its historical range and remains a substantial discount to its major peer in the gaming industry, MGM Mirage, trading near 9 times 2003 enterprise value to EBITDA. This valuation gap gives us even more confidence in our investment and leaves us very comfortable in "letting it ride" on Harrah's.

Our Fund's portfolio continues to emphasize broadcasting, communications services, entertainment, specialty financial services, gaming and travel. We continue to invest in the strong franchises within these industries. We believe that these sectors of the economy should continue to prosper as the economy grows during the next decade.

As many of you know, I have been in the investment business now for over 30 years, a period characterized by bull markets, bear markets and flat markets. I believe this experience will be beneficial in the current bear market. We remain long-term bullish on America and the stock market. Over a long time horizon, stocks have produced excellent results compared to inflation and most other investment alternatives***. And as you also now know, I'm a believer in both long-term investing and in Heritage Capital Appreciation Trust.

                                          Sincerely,

                                          /s/ Herbert E. Ehlers

                                          Herbert E. Ehlers

                                          Partner Managing Director
                                          Goldman Sachs & Co.

                                          Chief Investment Officer
                                          Growth Equity Strategy
                                          Goldman Sachs Asset Management



--------
***Past performance does not guarantee future results. There is no assurance this trend will continue. The market value of securities fluctuates and you may incur a profit or a loss.

--------------------------------------------------------------------------------
                      Heritage Capital Apprciation Trust
                             Investment Portfolio
                               February 28, 2002
                                  (unaudited)
--------------------------------------------------------------------------------

                                                           Market
             Shares                                        Value
             ------                                      -----------

            Common Stocks--97.5% (a)
             Applications Software--5.9%
             ---------------------------
               405,000 Intuit, Inc.*.................... $15,345,450
               117,000 Microsoft Corporation*...........   6,825,780
                                                         -----------
                                                          22,171,230
                                                         -----------
             Banks--1.5%
             -----------
               107,400 State Street Corporation.........   5,445,180
                                                         -----------
             Beverages--3.2%
             ---------------
               234,000 PepsiCo, Inc.....................  11,817,000
                                                         -----------
             Broadcasting--15.2%
             -------------------
               412,000 Cablevision Systems Corporation--
                        Rainbow Media Group*............  10,423,600
               153,000 Cablevision Systems Corporation,
                        Class "A"*......................   5,492,700
                97,000 Clear Channel Communications,
                        Inc.*...........................   4,522,140
               824,700 Liberty Media Corporation,
                        Class "A"*......................  10,556,160
               383,000 Univision Communications, Inc.
                        Class "A"*......................  15,794,920
               288,970 Westwood One, Inc................  10,336,457
                                                         -----------
                                                          57,125,977
                                                         -----------
             Commercial Services--5.5%
             -------------------------
               592,000 Cendant Corporation*.............  10,306,720
               272,110 Valassis Communications, Inc.....  10,465,351
                                                         -----------
                                                          20,772,071
                                                         -----------
             Diversified Manufacturer--0.4%
             ------------------------------
                55,000 Tyco International Ltd...........   1,600,500
                                                         -----------
             Electrical Components & Equipment--1.0%
             ---------------------------------------
               174,000 Energizer Holdings, Inc.*........   3,798,420
                                                         -----------
             Entertainment--1.3%
             -------------------
               279,490 Metro-Goldwyn-Mayer Inc.*........   4,807,228
                                                         -----------
             Financial Services--12.5%
             -------------------------
               712,000 Charles Schwab Corporation.......   9,284,480
               240,000 Fannie Mae.......................  18,780,000
               290,000 Freddie Mac......................  18,484,600
                                                         -----------
                                                          46,549,080
                                                         -----------
             Food--1.1%
             ----------
                75,000 Wm. Wrigley Jr. Company..........   4,203,000
                                                         -----------


                                                           Market
             Shares                                        Value
             ------                                      -----------

            Common Stocks (continued)
             Insurance--1.9%
             ---------------
                 115,500 AMBAC Financial Group, Inc.....   7,166,775
                                                         -----------
             Internet--3.3%
             --------------
                 100,000 Checkfree Corporation*.........   1,395,000
                 128,000 TMP Worldwide Inc.*............   3,573,760
                 317,000 VeriSign, Inc.*................   7,522,410
                                                         -----------
                                                          12,491,170
                                                         -----------
             Leisure Time--3.5%
             ------------------
                 297,000 Sabre Holdings Corporation.....  13,070,970
                                                         -----------
             Lodging--10.2%
             --------------
                 775,000 Harrah's Entertainment, Inc.*..  31,341,000
                 194,000 Starawood Hotels & Resorts
                          Worldwide Inc.................   6,984,000
                                                         -----------
                                                          38,325,000
                                                         -----------
             Multimedia--12.6%
             -----------------
                 495,000 AOL Time Warner Inc.*..........  12,276,000
                 470,000 Entravision Communicaitons
                          Corporation, Class "A"*.......   7,191,000
                 597,159 Viacom, Inc. Class "B".........  27,797,751
                                                         -----------
                                                          47,264,751
                                                         -----------
             Pharmaceuticals--6.0%
             ---------------------
                 189,000 Bristol-Myers Squibb Company...   8,883,000
                 332,800 Pfizer, Inc....................  13,631,488
                                                         -----------
                                                          22,514,488
                                                         -----------
             Retail--1.4%
             ------------
                 131,000 Walgreen Company...............   5,271,440
                                                         -----------
             Software--2.4%
             --------------
                 111,000 First Data Corporation.........   9,048,720
                                                         -----------
             Telecommunications--8.6%
             ------------------------
                 138,000 American Tower Corporation,
                          Class "A".....................     667,920
               1,720,000 Crown Castle International
                          Corporation*..................  10,681,200
                 422,490 Echostar Communications
                          Corporation, Class "A"*.......  11,035,439
                 208,000 QUALCOMM, Inc.*................   6,916,000
                 284,000 Sprint Corporation (PCS Group)*   2,627,000
                                                         -----------
                                                          31,927,559
                                                         -----------
             Total Common Stocks (cost $325,916,513)...  365,370,559
                                                         -----------

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      Heritage Capital Appreciation Trust
                             Investment Portfolio
                               February 28, 2002
                                  (unaudited)
                                  (continued)
--------------------------------------------------------------------------------

                                                              Market
                                                              Value
           -                                               ------------

           Repurchase Agreement--2.4% (a)
           Repurchase Agreement with State Street Bank and
           Trust Company, dated February 28, 2002 @
           1.78% to be repurchased at $8,937,442 on March
           1, 2002, collateralized by $7,010,000 United
           States Treasury Bonds, 8.125% due August 15,
           2021, (market value $9,102,237 including
           interest) (cost $8,937,000).................... $  8,937,000
                                                           ------------
           Total Investment Portfolio
            (cost $334,853,513) (b), 99.9% (a)...........   374,307,559
           Other Assets and Liabilities, net, 0.1% (a)....      477,858
                                                           ------------
           Net Assets, 100.0%............................. $374,785,417
                                                           ============

--------
*  Non-income producing security.
(a)Percentages indicated are based on net assets
(b)The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $39,454,046 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $87,699,081 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $48,245,035.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      Heritage Capital Appreciation Trust
                      Statement of Assets and Liabilities
                               February 28, 2002
                                  (unaudited)
--------------------------------------------------------------------------------


Assets
------

Investments, at market value (identified cost $325,916,513) (Note 1)..................          $365,370,559
Repurchase agreement (identified cost $8,937,000) (Note 1)............................             8,937,000
Cash..................................................................................                   588
Receivables:
  Fund shares sold....................................................................             1,543,948
  Dividends and interest..............................................................                58,850
Deferred state qualification expenses (Note 1)........................................                23,152
Prepaid insurance (Note 1)............................................................                   251
                                                                                                ------------
    Total assets......................................................................           375,934,348

Liabilities
-----------

Payables:
  Fund shares redeemed................................................................ $685,291
Accrued management fee................................................................  210,158
Accrued distribution fee..............................................................  149,793
Accrued shareholder servicing fee (Note 4)............................................   45,036
Accrued fund accounting fee (Note 4)..................................................   10,200
Other accrued expenses................................................................   48,453
                                                                                       --------
    Total liabilities.................................................................             1,148,931
                                                                                                ------------
Net assets, at market value...........................................................          $374,785,417
                                                                                                ============
Net Assets
----------

Net assets consist of (Notes 1 and 5):
  Paid-in capital.....................................................................          $361,187,874
  Accumulated investment loss.........................................................            (1,780,844)
  Accumulated net realized loss.......................................................           (24,075,659)
  Net unrealized appreciation on investments..........................................            39,454,046
                                                                                                ------------
Net assets, at market value...........................................................          $374,785,417
                                                                                                ============

Class A Shares
--------------
Net asset value and redemption price per share ($249,266,409 divided by
  10,925,427 shares of beneficial interest outstanding, no par value) (Notes 1 and 2).          $      22.82
                                                                                                ============
Maximum offering price per share (100/95.25 of $22.82 )...............................          $      23.96
                                                                                                ============
Class B Shares
--------------

Net asset value, offering price and redemption price per share ($42,107,737 divided by
  1,945,859 shares of beneficial interest outstanding, no par value) (Notes 1 and 2)..          $      21.64
                                                                                                ============

Class C Shares
--------------

Net asset value, offering price and redemption price per share ($83,411,271 divided by
  3,856,286 shares of beneficial interest outstanding, no par value) (Notes 1 and 2)..          $      21.63
                                                                                                ============

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      Heritage Capital Appreciation Trust
                            Statement of Operations
               For the Six-Month Period Ended February 28, 2002
                                  (unaudited)
--------------------------------------------------------------------------------

Investment Income
Income:
  Dividends.................................................              $    709,627
  Interest..................................................                    92,687
                                                                          ------------
    Total income............................................                   802,314
Expenses (Notes 1 and 4):
  Management Fee............................................ $  1,318,652
  Distribution fee (Class A Shares).........................      350,756
  Distribution fee (Class B Shares).........................      202,919
  Distribution fee (Class C Shares).........................      385,648
  Shareholder servicing fees................................      139,671
  Professional fees.........................................       61,923
  State qualification expenses..............................       34,476
  Fund accounting fee.......................................       30,409
  Reports to shareholders...................................       26,415
  Custodian fee.............................................       16,183
  Trustees' fees and expenses...............................        5,973
  Federal registration expense..............................        3,129
  Insurance.................................................        3,028
  Other.....................................................        3,976
                                                             ------------
    Total expenses..........................................                 2,583,158
                                                                          ------------
Net investment loss.........................................                (1,780,844)
                                                                          ------------
Realized and Unrealized Loss on Investments
Net realized loss from investment transactions..............                (9,032,120)
Net unrealized depreciation of investments during the period                (1,591,213)
                                                                          ------------
    Net loss on investments.................................               (10,623,333)
                                                                          ------------
Net decrease in net assets resulting from operations........              $(12,404,177)
                                                                          ============

--------------------------------------------------------------------------------
                      Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                           For the Six-Month
                                                                                             Period Ended        For the
                                                                                           February 28, 2002   Year Ended
                                                                                              (unaudited)    August 31, 2001
                                                                                           ----------------- ---------------
Increase (decrease) in net assets:
Operations:
  Net investment loss.....................................................................   $ (1,780,844)    $ (3,188,601)
  Net realized loss from investment transactions..........................................     (9,032,120)      (8,752,441)
  Net unrealized depreciation of investments during the period............................     (1,591,213)     (62,697,168)
                                                                                             ------------     ------------
  Net decrease in net assets resulting from operations....................................    (12,404,177)     (74,638,210)
Distributions to shareholders from:
  Net realized gains Class A Shares, ($3.03 per share)....................................             --      (23,114,393)
  Net realized gains Class B Shares, ($3.03 per share)....................................             --       (4,289,771)
  Net realized gains Class C Shares, ($3.03 per share)....................................             --       (7,328,833)
  In excess of net realized gains Class A Shares, ($0.17 per share).......................             --       (1,336,933)
  In excess of net realized gains Class B Shares, ($0.17 per share).......................             --         (248,120)
  In excess of net realized gains Class C Shares, ($0.17 per share).......................             --         (423,898)
                                                                                             ------------     ------------
Net distributions to shareholders.........................................................             --      (36,741,948)
Increase in net assets from Fund share transactions (Note 2)..............................     33,945,250      103,314,553
                                                                                             ------------     ------------
Increase (decrease) in net assets.........................................................     21,541,073       (8,065,605)
Net assets, beginning of period...........................................................    353,244,344      361,309,949
                                                                                             ------------     ------------
Net assets, end of period (including accumulated net investment loss of $1,780,844 for the
 period ended February 28, 2002)..........................................................   $374,785,417     $353,244,344
                                                                                             ============     ============

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      Heritage Capital Appreciation Trust
                             Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                  Class A Shares
                              -----------------------------------------------------  -------------
                              For the Six-                                           For the Six-
                              Month Period                                           Month Period
                                 Ended                For the Years Ended               Ended
                              February 28,                 August 31,                February 28,
                                  2002      ---------------------------------------      2002
                              (unaudited)    2001     2000    1999    1998    1997   (unaudited)
                              ------------  -------  ------  ------  ------  ------  ------------
Net asset value,
 beginning of period.........    $23.61     $ 32.41  $27.18  $20.34  $18.60  $15.58     $22.47
                                 ------     -------  ------  ------  ------  ------     ------
Income from Investment
 Operations:
  Net investment loss........     (0.08)      (0.16)  (0.16)  (0.10)  (0.07)  (0.06)     (0.15)
  Net realized and
   unrealized gain (loss)
   on investments............     (0.71)      (5.44)   8.01    8.26    3.94    4.85      (0.68)
                                 ------     -------  ------  ------  ------  ------     ------
  Total from Investment
   Operations................     (0.79)      (5.60)   7.85    8.16    3.87    4.79      (0.83)
                                 ------     -------  ------  ------  ------  ------     ------
Less Distributions:
  Distributions from net
   realized gains............        --       (3.03)  (2.62)  (1.32)  (2.13)  (1.77)        --
  Distributions in excess of
   net realized gains........        --       (0.17)     --      --      --      --         --
                                 ------     -------  ------  ------  ------  ------     ------
  Total Distributions........        --       (3.20)  (2.62)  (1.32)  (2.13)  (1.77)        --
                                 ------     -------  ------  ------  ------  ------     ------
Net asset value, end of
 period......................    $22.82     $ 23.61  $32.41  $27.18  $20.34  $18.60     $21.64
                                 ======     =======  ======  ======  ======  ======     ======
Total Return (%) (a).........     (3.35)(b)  (18.48)  29.55   41.18   21.45   33.61      (3.69)(b)
Ratios and Supplemental
 Data
  Expenses to average daily
   net assets  (%)...........      1.23 (c)    1.22    1.24    1.29    1.41    1.48       1.92 (c)
  Net investment loss to
   average daily net assets
   (%).......................     (0.78)(c)   (0.68)  (0.55)  (0.45)  (0.34)  (0.30)     (1.46)(c)
  Portfolio turnover rate
   (%).......................         9 (b)      28      48      44      25      42          9 (b)
  Net assets, end of
   period ($ millions).......       249         233     244     169     104      81         42

                                                  Class C Shares
                              -----------------------------------------------------
                                                                  For the Six-
                                                                  Month Period
                                      For the Years Ended            Ended                For the Years Ended
                                          August 31,              February 28,                 August 31,
                              -------------------------------         2002      ---------------------------------------
                               2001     2000    1999   1998+      (unaudited)    2001     2000    1999    1998    1997
                              -------  ------  ------  ------     ------------  -------  ------  ------  ------  ------
Net asset value,
 beginning of period......... $ 31.20  $26.40  $19.91  $19.36        $22.46     $ 31.19  $26.39  $19.90  $18.34  $15.46
                              -------  ------  ------  ------        ------     -------  ------  ------  ------  ------
Income from Investment
 Operations:
  Net investment loss........   (0.29)  (0.29)  (0.19)  (0.06)        (0.15)      (0.29)  (0.29)  (0.19)  (0.09)  (0.13)
  Net realized and
   unrealized gain (loss)
   on investments............   (5.24)   7.71    8.00    0.61         (0.68)      (5.24)   7.71    8.00    3.78    4.78
                              -------  ------  ------  ------        ------     -------  ------  ------  ------  ------
  Total from Investment
   Operations................   (5.53)   7.42    7.81    0.55         (0.83)      (5.53)   7.42    7.81    3.69    4.65
                              -------  ------  ------  ------        ------     -------  ------  ------  ------  ------
Less Distributions:
  Distributions from net
   realized gains............   (3.03)  (2.62)  (1.32)     --            --       (3.03)  (2.62)  (1.32)  (2.13)  (1.77)
  Distributions in excess of
   net realized gains........   (0.17)     --      --      --            --       (0.17)     --      --      --      --
                              -------  ------  ------  ------        ------     -------  ------  ------  ------  ------
  Total Distributions........   (3.20)  (2.62)  (1.32)     --            --       (3.20)  (2.62)  (1.32)  (2.13)  (1.77)
                              -------  ------  ------  ------        ------     -------  ------  ------  ------  ------
Net asset value, end of
 period...................... $ 22.47  $31.20  $26.40  $19.91        $21.63     $ 22.46  $31.19  $26.39  $19.90  $18.34
                              =======  ======  ======  ======        ======     =======  ======  ======  ======  ======
Total Return (%) (a).........  (19.01)  28.75   40.27   (2.84)(b)     (3.70)(b)  (19.02)  28.76   40.29   20.72   32.91
Ratios and Supplemental
 Data
  Expenses to average daily
   net assets  (%)...........    1.91    1.90    1.92    2.01 (c)      1.92 (c)    1.91    1.90    1.92    2.00    2.04
  Net investment loss to
   average daily net assets
   (%).......................   (1.36)  (1.21)  (1.10)  (0.86)(c)     (1.47)(c)   (1.37)  (1.21)  (1.10)  (0.90)  (0.88)
  Portfolio turnover rate
   (%).......................      28      48      44      25             9 (b)      28      48      44      25      42
  Net assets, end of
   period ($ millions).......      42      43      20       5            83          78      74      35      12       3

--------
+ For the period January 2, 1998 (commencement of Class B Shares) to August 31, 1998.
(a)These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)Not annualized.
(c)Annualized.
   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                      Heritage Capital Appreciation Trust
                         Notes to Financial Statements
                                  (unaudited)
--------------------------------------------------------------------------------
Note 1:Significant Accounting Policies. Heritage Capital Appreciation Trust (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to achieve its objective by investing primarily in common stocks selected for their potential to achieve capital appreciation over the long term. The Fund currently offers Class A, Class B and Class C Shares. Class A Shares are sold subject to a maximum sales charge of 4.75% of the amount invested payable at the time of purchase. For Class A Share investments greater than $1 million, where a maximum sales charge is waived, those shares may be subject to a maximum contingent deferred sales charge of 1% upon redemptions made in less than 18 months of purchase. Class B Shares are sold subject to a maximum contingent deferred sales charge of 5% of the lower of net asset value or purchase price payable upon any redemption made, declining over a six-year period. Class C Shares are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions made in less than one year of purchase. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

     Security Valuation: The Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange or the Nasdaq Stock Market on which the security is traded. If no sale is reported, market value is based on the most recent quoted bid price and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.

     Repurchase Agreements: The Fund enters into repurchase agreements whereby the Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

     Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

     Distribution of Income and Gains: Distributions of net investment income are made annually. Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to the Fund, will be distributed to shareholders in the following fiscal year. The Fund uses the identified cost method for determining realized gain or loss on investment for both financial and federal income tax reporting purposes.

     State Qualification Expenses: State qualification expenses are amortized based either on the time period covered by the qualification or as related shares are sold, whichever is appropriate for each state.

     Expenses: The Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Heritage mutual funds based upon methods approved by the Board of Trustees. Expenses of the Fund are allocated to each class of shares based upon their relative percentage of net assets. All expenses that are directly attributable to a specific class of shares, such as distribution fees, are charged directly to that class.

     Other: For purposes of these financial statements, investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

--------------------------------------------------------------------------------
                      Heritage Capital Appreciation Trust
                         Notes to Financial Statements
                                  (unaudited)
                                  (continued)
--------------------------------------------------------------------------------

Note 2:Fund Shares. At February 28, 2002, there were an unlimited number of shares of beneficial interest of no par value authorized. Transactions in Class A, B and C Shares of the Fund during the six-month period ended February 28, 2002, were as follows:

                            Class A Shares           Class B Shares           Class C Shares
                       ------------------------  ----------------------  -----------------------
                         Shares       Amount      Shares      Amount      Shares       Amount
                       ----------  ------------  ---------  -----------  ---------  ------------
Shares sold...........  1,984,062  $ 44,365,142    259,389  $ 5,573,310    735,806  $ 15,917,174
Shares redeemed.......   (938,571)  (20,738,351)  (178,751)  (3,768,430)  (353,148)   (7,403,595)
                       ----------  ------------  ---------  -----------  ---------  ------------
Net increase..........  1,045,491  $ 23,626,791     80,638  $ 1,804,880    382,658  $  8,513,579
                                   ============             ===========             ============
Shares outstanding:
  Beginning of period.  9,879,936                1,865,221               3,473,628
                       ----------                ---------               ---------
  End of period....... 10,925,427                1,945,859               3,856,286
                       ==========                =========               =========

     Transactions in Class A, B and C Shares of the Fund during the fiscal year ended August 31, 2001, were as follows:

                                      Class A Shares           Class B Shares           Class C Shares
                                 ------------------------  ----------------------  -----------------------
                                   Shares       Amount      Shares      Amount      Shares       Amount
                                 ----------  ------------  ---------  -----------  ---------  ------------
Shares sold.....................  2,677,282  $ 71,388,795    568,997  $14,705,961  1,344,486  $ 34,840,271
Shares issued on reinvestment of
 distributions..................    879,260    23,631,567    169,223    4,349,707    292,443     7,511,226
Shares redeemed................. (1,217,783)  (32,842,740)  (252,868)  (6,479,425)  (531,942)  (13,790,809)
                                 ----------  ------------  ---------  -----------  ---------  ------------
Net increase....................  2,338,759  $ 62,177,622    485,352  $12,576,243  1,104,987  $ 28,560,688
                                             ============             ===========             ============
Shares outstanding:
  Beginning of year.............  7,541,177                1,379,869               2,368,641
                                 ----------                ---------               ---------
  End of year...................  9,879,936                1,865,221               3,473,628
                                 ==========                =========               =========

Note 3:Purchases and Sales of Securities. For the six-month period ended February 28, 2002, purchases and sales of investment securities (excluding repurchase agreements and short-term obligations) aggregated $66,599,727 and $32,655,408, respectively.

--------------------------------------------------------------------------------
                      Heritage Capital Appreciation Trust
                         Notes to Financial Statements
                                  (unaudited)
                                  (continued)
--------------------------------------------------------------------------------

Note 4:Management, Subadvisory, Distribution, Shareholder Servicing Agent, Fund Accounting and Trustees Fees. Under the Fund's Investment Advisory and Administration Agreement with Heritage Asset Management, Inc. (the "Manager"), the Fund agrees to pay to the Manager a fee equal to an annualized rate of .75% of the Fund's average daily net assets, computed daily and payable monthly. Pursuant to a contractual agreement dated January 2, 2002, the Manager has agreed to waive its fees and, if necessary, reimburse the Fund to the extent that Class A annual operating expenses exceed 1.60% of the Class A average daily net assets and to the extent that the Class B and Class C annual operating expenses each exceed 2.10% of those classes' average daily net assets for the fiscal year ending August 31, 2002. No fees were waived and no expenses were reimbursed for the six-month period ended February 28, 2002.

     The Manager entered into an agreement with Goldman Sachs Asset Management (the "Subadviser") to provide to the Fund investment advice, portfolio management services (including the placement of brokerage orders) and certain compliance and other services for a fee payable, by the Manager, equal to an annualized rate of .25% of average daily net assets, computed daily and paid monthly. For the six-month period ended February 28, 2002 the subadviser earned $439,523, which was paid by the Manager.

     Eagle Asset Management, Inc., a wholly owned subsidiary of Raymond James Financial, Inc., serves as an additional subadviser to the Fund. However, the Manager currently has not allocated any assets of the Fund to Eagle.

     The Manager also is the Shareholder Servicing Agent and Fund Accountant for the Fund. The Manager charged $139,671 for Dividend Paying and Shareholder Servicing fees and $30,409 for Fund Accounting services for the six-month period ended February 28, 2002.

     Raymond James & Associates, Inc. (the "Distributor") has advised the Fund that it received $316,191 in front-end sales charges and $24 in contingent deferred sales charges for Class A Shares, $55,339 in contingent deferred sales charges for Class B Shares and $12,398 in contingent deferred sales charges for Class C Shares for the six-month period ended February 28, 2002. From these fees, the Distributor paid commissions to salespersons and incurred other distribution costs.

     Pursuant to the Class A Distribution Plan adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Fund is authorized to pay the Distributor a fee of up to .50% of the average daily net assets for Class A Shares. The Class B and Class C Shares Distribution Plan provides for payments at an annual rate of up to 1.00% of the average daily net assets. Such fees are accrued daily and payable monthly. Class B Shares will convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. The Manager, Distributor, Fund Accountant and Shareholder Servicing Agent are all wholly owned subsidiaries of Raymond James Financial, Inc.

     Trustees of the Fund also serve as Trustees for Heritage Cash Trust, Heritage Growth and Income Trust, Heritage Income Trust and Heritage Series Trust, investment companies that are also advised by the Manager or its affiliates (collectively referred to as the "Heritage Mutual Funds"). Each Trustee of the Heritage Mutual Funds who is not an employee of the Manager or an employee of an affiliate of the Manager receives an annual fee of $18,000 and an additional fee of $3,000 for each combined quarterly meeting of the Heritage Mutual Funds attended. Trustees' fees and expenses are paid equally by each portfolio in the Heritage Mutual Funds. For the six-month period ended March 31, 2002, the Fund paid the Trustees an aggregate amount of $5,596 in fees.

Note 5:Federal Income Taxes. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Reclassifications between paid in capital, undistributed net investment income and accumulated net realized loss accounts are made to reflect income and gains available for distribution under federal tax regulations. For the fiscal year ended August 31, 2001, to reflect reclassifications arising from permanent book tax differences attributable to overdistributions and the net operating loss, the Fund credited accumulated net investment loss $3,188,601 and charged accumulated net realized loss and paid in capital $1,074,034 and $2,114,567, respectively. In addition, from November 1, 2000 to August 31, 2001, the Fund incurred $14,949,496 of net realized capital losses which will be deferred and treated as arising on September 1, 2001 in accordance with regulations under the Internal Revenue Code.

Heritage Family of Funds/TM/


Heritage Money Market Funds
Cash Trust Money Market
Cash Trust Municipal Money Market


Heritage Bond Funds
High Yield
Intermediate Government


Heritage Equity Funds
Aggressive Growth
Capital Appreciation
Eagle International
Growth and Income
Growth Equity
Mid Cap
Small Cap
Technology
Value Equity


                         [HERITAGE FAMILY OF FUNDS LOGO]


                 Raymond James & Associates, Inc., Distributor
                      Member New York Stock Exchange/SIPC
                              880 Carillon Parkway
                            St. Petersburg, FL 33716
                        (727) 573-8143 [_] (800) 421-4184
                             www.heritagefunds.com

           Not FDIC Insured [_] May Lose Value [_] No Bank Guarantee

We are pleased that many of you are also investors in these funds. For more complete information, including fees, risks and expenses, contact your financial advisor or call 800-421-4184 for a prospectus. Read the prospectus carefully before you invest or send money. This report is for the information of shareholders of Heritage Capital Appreciation Trust. It may also be used as sales literature when preceded or accompanied by a prospectus.

25M AR5331 SCA 02/02 Copyright 2002 Heritage Asset Management, Inc.